                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                   ----------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 31, 1997


                       TRINET CORPORATE REALTY TRUST, INC.
             (Exact name of Registrant as specified in its charter)



                                    Maryland
                            (State of Incorporation)


             1-11918                                          94-3175659
    (Commission File Number)                           (IRS Employer ID Number)



Four Embarcadero Center, Suite 3150
           San Francisco, CA                                      94111
(Address of principal executive offices)                        (Zip Code)




                                 (415) 391-4300
              (Registrant's telephone number, including area code)

Item 5.  Other Events

Property Acquisitions. From December 31, 1997 through January 20, 1998, TriNet Corporate Realty Trust, Inc. (the "Company") acquired 10 properties (the "Acquired Properties") for an aggregate purchase price of approximately $88.3 million, plus aggregate acquisition costs of approximately $0.8 million. As of January 20, 1998, the Company's portfolio consisted of 119 properties. The Acquired Properties are described below. Neither the Company, any subsidiary of the Company, nor any director or officer of the Company was affiliated with or had a material relationship with the seller of any property described below.

        TriNet Property Partners Portfolio. On December 31, 1997, TriNet Property Partners, L.P. ("TPP"), a newly formed partnership, in which a wholly owned subsidiary of the Company is the sole general partner, purchased a nine building office/R&D/industrial portfolio comprising 526,436 square feet located in metropolitan Boston, Massachusetts (the "TriNet Property Partners Portfolio") from a group of private partnerships (the "Private Partnerships") controlled by a Boston development firm, Keller/Davis, L.L.C., for a purchase price of approximately $44.1 million. TPP acquired fee title interests in each property of the TriNet Property Partners Portfolio. Concurrent with the acquisition of the TriNet Property Partners Portfolio, the Company contributed $31.3 million to TPP and the limited partners exchanged their equity in the Private Partnerships for $765,000 of TPP limited partnership units. TPP also assumed $11.4 million of debt and $0.6 million of liabilities from the Private Partnerships in the acquisition transaction. The properties in the TriNet Property Partners Portfolio are 93 percent leased.

        161 Inverness Drive. On January 20, 1998, TriNet Essential Facilities X, Inc. ("TriNet X"), a wholly-owned subsidiary of the Company, purchased an office building comprising 239,749 square feet located in Englewood, Colorado, (the "161 Inverness Drive Property") from ICG Holdings, Inc., for a purchase price of approximately $44.2 million. TriNet X acquired a fee title interest in the 161 Inverness Drive Property. The purchase price for the 161 Inverness Drive Property was funded by a $41.5 million draw on the Company's $200.0 million unsecured revolving credit facility (the "Acquisition Facility") with a group of 11 banks for which Morgan Guaranty Trust Company of New York is the lead agent and The First National Bank of Boston is the managing co-agent, with the remainder being funded from working capital. The 161 Inverness Drive Property is 100 percent leased to ICG Holdings, Inc.



Resignation and Election of Director. Effective December 31, 1997, Mr. Jay H. Shidler resigned from the Board of Directors of the Company due to increased demands on his time. Mr. Shidler, a Director of the Company since 1993 and formerly Co-Chairman of the Board, is currently Chairman of the Board of both First Industrial Realty Trust, Inc. and Corporate Office Properties Trust, Inc.

The Board of Directors has elected Mr. George R. Puskar as a Director of the Company, effective January 1, 1998, to fill the vacancy caused by Mr. Shidler's resignation. Mr. Puskar is Chairman of ERE Yarmouth, the U.S. real estate unit of Lend Lease Corporation, an international financial services and real estate company based in Sydney, Australia. Mr. Puskar was formerly Chairman and Chief Executive Officer of Equitable Real Estate Investment Management, Inc. prior to its acquisition by Lend Lease Corporation and its subsequent combination with Yarmouth. Mr. Puskar has been elected as a Class III Director and his current term will expire at the 1998 Annual Meeting of Stockholders of the Company.


Item 7.  Financial Statements and Exhibits

Financial Statements
        Pro Forma Financial Statements
               The pro forma financial statements of the Company reflecting the above transactions are included on pages F-2 to F-6.


Exhibits

        None.

                       TRINET CORPORATE REALTY TRUST, INC.

                          INDEX TO FINANCIAL STATEMENTS



                                                                           Page
                                                                           ----
Pro Forma Financial Statements:
        Unaudited pro forma consolidated balance sheet                      F-2
           as of September 30, 1997
        Unaudited pro forma consolidated statement of operations            F-3
           for the nine months ended September 30, 1997
        Unaudited pro forma consolidated statement of operations            F-4
           for the year ended December 31, 1996
        Notes to the pro forma financial statements                         F-5

                       TRINET CORPORATE REALTY TRUST, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1997
                       (UNAUDITED - DOLLARS IN THOUSANDS)



                                                                                             Adjustments
                                                                                      ----------------------------
                                                                                      Acquired
                                                                         Historical   Properties        Offering       Pro Forma
                                                                        -----------   ----------       -----------     -----------
                           ASSETS

Real estate, at cost:
      Land                                                              $   177,165     $ 20,713 A     $        --     $   197,878
      Depreciable property                                                  848,249       68,432 A              --         916,681
                                                                        -----------     --------       -----------     -----------
                                                                          1,025,414       89,145                --       1,114,559
      Less accumulated depreciation                                         (48,473)          --                --         (48,473)
                                                                        -----------     --------       -----------     -----------
                                                                            976,941       89,145                --       1,066,086
      Investment in joint venture                                             6,981                             --           6,981
                                                                        -----------     --------       -----------     -----------
             Total real estate                                              983,922       89,145                --       1,073,067
Cash and cash equivalents                                                     3,038       (2,964) A             --              74
Restricted cash and investments                                               4,995       10,000  B             --          14,995
Deferred rent receivable                                                     19,009           --                --          19,009
Interest rate protection agreements and loan costs, net                      14,595           --                --          14,595
Other assets, net                                                             2,985           --                --           2,985
                                                                        -----------     --------       -----------     -----------

                                                                        $ 1,028,544     $ 96,181       $        --     $ 1,124,725
                                                                        ===========     ========       ===========     ===========


                       LIABILITIES AND
                    STOCKHOLDERS' EQUITY

Liabilities:
      Debt                                                              $   402,475     $ 84,613 A     $   (87,550) D    $ 399,538
      Dividends payable                                                      13,131           --                --          13,131
      Other liabilities                                                      33,735       10,803 C              --          44,538
                                                                        -----------     --------       -----------     -----------

             Total liabilities                                              449,341       95,416           (87,550)        457,207
                                                                        -----------     --------       -----------     -----------

Commitments and Contingencies

Minority Interest                                                                --          765                --             765

Stockholders' equity:
      Preferred stock, $.01 par value, 10,000,000 shares authorized:
             Series A:  issued and outstanding: 2,000,000 shares
             at September 30, 1997
             (aggregate liquidation preference $50,000)                          20           --                --              20
             Series B:  issued and outstanding: 1,300,000 shares
             at September 30, 1997
             (aggregate liquidation preference $32,500)                          13           --                --              13
      Common stock, $.01 par value, 40,000,000 shares authorized:
      issued and outstanding at September 30, 1997:
      20,843,058 actual and 23,248,058 pro forma                                208           --                24  D          232
      Paid-in-capital                                                       613,981           --            87,526  D      701,507
      Accumulated deficit                                                   (35,019)          --                --         (35,019)
                                                                        -----------     --------       -----------     -----------

             Total stockholders' equity                                     579,203           --            87,550         666,753
                                                                        -----------     --------       -----------     -----------

                                                                        $ 1,028,544     $ 96,181       $        --     $ 1,124,725
                                                                        ===========     ========       ===========     ===========


                     The accompanying notes are an integral
                       part of these financial statements

                       TRINET CORPORATE REALTY TRUST, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
            (UNAUDITED - DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)



                                                                                   Adjustments
                                                                          ----------------------------
                                                                           Acquired
                                                           Historical      Properties       Offering       Pro Forma
                                                         ------------     ------------    ------------    ------------
Revenues:
        Rent                                             $     75,825     $      8,123 E  $         --    $     83,948
        Joint venture income                                      628               --              --             628
        Other                                                     759               --              --             759
                                                         ------------     ------------    ------------    ------------

                  Total revenue                                77,212            8,123              --          85,335
Expenses:
        Property operating costs                                2,412              212 F            --           2,624
        General and administrative                              4,890               --              --           4,890
        Interest                                               18,619            4,249 G        (4,337) J       18,531
        Depreciation and amortization                          13,980            1,282 H            --          15,262
                                                         ------------     ------------    ------------    ------------

        Income before minority interest, gain on sale
             of real estate and extraordinary item             37,311            2,380           4,337          44,028
        Minority Interest                                          --              (37)I            --             (37)
                                                         ------------     ------------    ------------    ------------
        Income before gain on sale
             of real estate and extraordinary item             37,311            2,343           4,337          43,991

        Gain of sale of real estate                               985               --              --             985
                                                         ------------     ------------    ------------    ------------

        Income before extraordinary item                       38,296            2,343           4,337          44,976

        Extraordinary gain from expropriation of land
             by local government                                   98               --              --              98
                                                         ------------     ------------    ------------    ------------

                  Net income                                   38,394            2,343           4,337          45,074

                  Preferred dividend requirement               (5,758)              --              --          (5,758)
                                                         ------------     ------------    ------------    ------------

                  Earnings available to common shares    $     32,636     $      2,343    $      4,337    $     39,316
                                                         ============     ============    ============    ============

Per common share:
        Income available before extraordinary item,
          net of preferred dividend requirement          $       1.71                                     $       1.83
        Extraordinary gain from expropriation of land
             by local government                                 0.01                                             0.01
                                                         ------------                                     ------------
        Earnings available                               $       1.72                                     $       1.84
                                                         ============                                     ============


Weighted average number of common
  shares outstanding                                       18,960,202                                       21,365,202
                                                         ============                                     ============



                     The accompanying notes are an integral
                       part of these financial statements

                       TRINET CORPORATE REALTY TRUST, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
            (UNAUDITED - DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                                                                   Adjustments
                                                                          -----------------------------
                                                                           Acquired
                                                          Historical       Properties        Offering       Pro Forma
                                                         ------------     ------------     ------------    ------------
Revenues:
        Rent                                             $     75,252     $     10,831 E   $         --    $     86,083
        Joint venture income                                      455               --               --             455
        Other                                                   1,117               --               --           1,117
                                                         ------------     ------------     ------------    ------------

                  Total revenue                                76,824           10,831               --          87,655
Expenses:
        Property operating costs                                2,867              283 F             --           3,150
        General and administrative                              5,196               --               --           5,196
        Interest                                               20,768            5,980 G         (6,160)J        20,588
        Depreciation                                           13,479            1,709 H             --          15,188
        Amortization                                            2,879               --               --           2,879
        Provision for portfolio repositioning                   6,800               --               --           6,800
                                                         ------------     ------------     ------------    ------------

Income before minority interest, gain on sale and
        extraordinary charge                                   24,835            2,859            6,160          33,854
Minority Interest                                                  --              (50)I             --             (50)
                                                         ------------     ------------     ------------    ------------
Income before gain on sale and
        extraordinary charge                                   24,835            2,809            6,160          33,804

Gain on sale of real estate                                     6,807               --               --           6,807
                                                         ------------     ------------     ------------    ------------
Income before extraordinary items                              31,642            2,809            6,160          40,611

Extraordinary gain from
        casualty loss                                           3,178               --               --           3,178
Extraordinary charge from early
        extinguishment of debt                                 (2,191)              --               --          (2,191)
                                                         ------------     ------------     ------------    ------------

                  Net income                             $     32,629     $      2,809     $      6,160    $     41,598

                  Preferred dividend requirement               (3,646)              --               --          (3,646)
                                                         ------------     ------------     ------------    ------------

                  Earnings available to common shares    $     28,983     $      2,809     $      6,160    $     37,952
                                                         ============     ============     ============    ============

Per common share:
        Income available before extraordinary items,
          net of preferred dividend requirement          $       2.02                                      $       2.26
        Extraordinary gain                                       0.23                                              0.20
        Extraordinary charge                                    (0.16)                                            (0.13)
                                                         ------------                                      ------------
        Earnings available                               $       2.09                                      $       2.33
                                                         ============                                      ============


Weighted average number of common
  shares outstanding                                       13,864,116                                        16,269,116
                                                         ============                                      ============


                     The accompanying notes are an integral
                       part of these financial statements

                       TRINET CORPORATE REALTY TRUST, INC.
                   NOTES TO THE PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)



1.  Basis of Presentation.

    The pro forma financial statements of TriNet Corporate Realty Trust, Inc. (the "Company"), which are unaudited, have been prepared based on the historical financial statements of the Company. On January 8, 1998, the Company completed a public offering of 2,405,000 shares of Common Stock (the "Offering") which generated proceeds of approximately $87.7 million (before issuance costs). The accompanying unaudited pro forma consolidated balance sheet as of September 30, 1997, has been prepared as if the acquisitions between December 31, 1997 and January 20, 1998 of the TriNet Property Partners Portfolio and the 161 Inverness Drive Property (collectively, the "Acquired Properties"), and the Offering had occurred on September 30, 1997. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996 have been prepared as if the Offering and the acquisitions of the Acquired Properties had occurred on January 1, 1996.

    In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. The pro forma financial statements should be read in conjunction with the historical financial statements of the Company. The pro forma financial statements are not necessarily indicative of what the financial condition or results of operations of the Company would have been as of and for the nine months ended September 30, 1997 or for the year ended December 31, 1996 had the completion of the Offering and the acquisitions of the Acquired Properties actually occurred on the dates indicated, nor do they purport to represent the financial condition or results of operations for future periods.


2.   Pro Forma Adjustments.

     A.   Reflects the purchase of the Acquired Properties.

     B. Reflects the $10.0 million security deposit received by the Company from ICG Holdings, Inc. and held as restricted cash. Under the terms of the lease agreement, the security deposit may be reduced beginning in 2001.

     C. Increase in other liabilities reflects the $10.0 million security deposit received from ICG Holdings, Inc. as well as deferred rent from the Acquired Properties and liabilities for future tenant improvements on the TriNet Property Partners Portfolio properties.

     D. Reflects the January 8, 1998 Offering of 2,405,000 shares of Common Stock which generated net proceeds of approximately $87.6 million. The proceeds from the Offering were used to pay down the outstanding balance on the Acquisition Facility.

     E.   Additional rental revenue is attributable to the Acquired Properties.

     F. Additional property operating costs are attributable to the Acquired Properties.

                       TRINET CORPORATE REALTY TRUST, INC.
                   NOTES TO THE PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)


     G. Additional interest expense is calculated to reflect the draw amount of approximately $73.2 million on the Company's Acquisition Facility in connection with the acquisition of the Acquired Properties, computed at a weighted average interest rate in effect under the Acquisition Facility during the nine months ended September 30, 1997 or the year ended December 31, 1996. The increase in interest expense also reflects the additional interest charges from $11.4 million of mortgages assumed during the acquisition of the TriNet Property Partners Portfolio, computed at fixed rates ranging from 7.5% to 8.8%.

     H. Additional depreciation expense is calculated to reflect depreciation attributable to the Acquired Properties. Depreciation is computed using the straight-line method of cost recovery over 40 years for building and improvements.

     I. Increase represents the minority interest attributable to the limited partners of the TriNet Property Partners partnership.

     J. Decrease in interest expense reflects the use of $87.6 million of proceeds from the Offering to pay down the Acquisition Facility, computed at a weighted average interest rate in effect under the Acquisition Facility during the nine months ended September 30, 1997 or the year ended December 31, 1996.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       TRINET CORPORATE REALTY TRUST, INC.




                                       By: /s/ A. William Stein
                                          -------------------------------------
                                          A. William Stein
                                          Executive Vice President and
                                          Chief Financial Officer
                                          (Authorized Officer of the Registrant
                                          and Principal Financial Officer)


Dated:  January 21, 1998